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                                  AMENDMENT TO
               EMPLOYMENT AGREEMENT DATED AS OF SEPTEMBER 4, 1996
                                     BETWEEN
                              MICRO WAREHOUSE, INC.
                                       AND
                              LINWOOD A. LACY, JR.


     This Amendment is made as of the 1st day of October, 1996 between Micro Warehouse, Inc. and Linwood A. Lacy, Jr.

     WHEREAS, the parties hereto entered into an Employment Agreement dated as of September 4, 1996 (the "Agreement"); and

     WHEREAS, the parties are now desirous of amending Article 3 thereof solely with respect to the commencement date.

     NOW, THEREFORE, the Agreement is amended as follows:

     The first sentence of Article 3 of the Agreement is hereby amended so that the same shall now read as follows: "The Company shall retain Employee and Employee shall accept employment by the Company for a term commencing October 1, 1996 and ending December 31, 2000 (the "Period of Employment")."

     Except as amended herein, the Agreement shall otherwise remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have affixed their signatures on the day and year first above written.

                                             EMPLOYER:
                                             MICRO WAREHOUSE, INC.

                                             By:
                                                 -----------------------------
                                               Peter Godfrey

                                             EMPLOYEE:

                                             ---------------------------------
                                             Linwood A. Lacy, Jr.